UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2026

Spirit Aviation Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35186	33-3711797
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1731 Radiant Drive
Dania Beach, Florida 33004
(Address of principal executive offices, including zip code)

(954) 447-7920

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Registration Rights Agreement Consent and Waiver

On March 5, 2026, Spirit Aviation Holdings, Inc. (the “Company”) and certain beneficial and record holders (the “Holders”) of the shares of common stock of the Company (the “Common Stock”) and the warrants of the Company entered into a consent and waiver (the “Consent and Waiver”) to that certain Registration Rights Agreement, dated as of March 12, 2025 (the “Registration Rights Agreement”).

Pursuant to the Consent and Waiver, the Holders, which hold a majority of the Registrable Securities (as defined in the Registration Rights Agreement), agreed to waive any rights under Sections 2.1, 2.2 and 2.3 of the Registration Rights Agreement and consented to the Company filing a post-effective amendment to the registration statement on Form S-1 (File No.333-288706) to terminate the registration of all shares of Common Stock registered under the Securities Act of 1933, as amended, pursuant to such registration statement.

The foregoing description of the Consent and Waiver does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Consent and Waiver, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Note Regarding the Chapter 11 Cases

The Company cautions that trading in the Common Stock during the pendency of the Chapter 11 bankruptcy cases filed by the Company and certain of its affiliates on August 29, 2025 (the “Chapter 11 Cases”) is highly speculative and poses substantial risks. Trading prices for the Common Stock may bear little or no relationship to the actual recovery, if any, by holders of the Common Stock in the Chapter 11 Cases. The Company expects that holders of the Common Stock could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Consent and Waiver to Registration Rights Agreement, dated March 5, 2026, by and among the Company and the Holders
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT AVIATION HOLDINGS, INC.

Date:	March 5, 2026	By:	/s/ Thomas Canfield
			Name:	Thomas Canfield
			Title:	Executive Vice President and General Counsel